SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                     FORM 8-K

                                  CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 1, 2000


                       HOME CITY FINANCIAL CORPORATION
                       -------------------------------
          (Exact name of registrant as specified in its charter)



                    OHIO                                 0-21809
----------------------------------------------     ---------------------
(State or other jurisdiction of incorporation)     (Commission File No.)


                                     34-1839475
                               -----------------------
                               (IRS Employer I.D. No.)




63 W. Main Street, Springfield, Ohio                45502
----------------------------------------           ---------
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (937) 324-5736
                                                     --------------

Item 5.      Other Events.
-------      -------------
     Home City Insurance Agency, Inc., an Ohio corporation ("Home City Agency") and a wholly owned subsidiary of Home City Financial Corporation, an Ohio corporation ("HCFC"), both located in Springfield, Ohio, closed effective December 1, 2000, its acquisition of the business of Rice Insurance Agency, Inc., an Ohio corporation ("Rice"). A copy of the Asset Sale and Purchase Agreement pursuant to which the transaction was consummated is attached hereto as Exhibit 2 (the "Agreement"). The following summary of some of the material terms and conditions of the Agreement is qualified in its entirety by reference to Exhibit 2.

     In accordance with the terms and subject to the conditions of the Agreement, the book of business and certain other assets were transferred to Home City Agency in consideration and exchange for $108,921 paid in cash at closing. In addition, the sole shareholder, sole director and President of Rice has executed an Agreement Not to Compete, for which he will receive upon his retirement in 2003 $390,000, plus interest accruing until his retirement, to be paid over a ten-year period. Home City Agency is leasing the building in Springfield currently occupied by Rice and has employed all Rice employees.

Item 7.      Financial Statements and Exhibits.
             ----------------------------------

             (a) and (b).  Not applicable.
             (c)     Exhibits.
                     See Index to Exhibits.

                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              HOME CITY FINANCIAL CORPORATION



                              By:      /s/ Douglas L. Ulery
                                       --------------------
                                       Douglas L. Ulery, President


Date:  December 1, 2000

                              INDEX TO EXHIBITS
                              -----------------


Exhibit Number                    Description
--------------                    -----------

     2 Asset Sale and Purchase Agreement, dated August 24, 2000, by and among Home City Financial Corporation, Rice Insurance Agency, Inc., and Home City Insurance Agency, Inc.

                                    EXHIBIT 2

                         ASSET SALE AND PURCHASE AGREEMENT
                         ---------------------------------

     This ASSET SALE AND PURCHASE AGREEMENT (the "Agreement") is made effective as of the 24th day of August, 2000, by and between Rice Insurance Agency, Inc., an Ohio corporation with its principal office located in Springfield, Ohio (hereinafter referred to as "Selling Agency"), and Home City Financial Corporation, an Ohio corporation with its principal office located in Springfield, Ohio (hereinafter referred to as "Home City") on behalf of itself and Home City Insurance Agency, Inc., a wholly-owned subsidiary of Home City to be organized under the laws of the State of Ohio ("Purchasing Agency"), to which Purchasing Agency shall become a party;

                                W I T N E S S E T H:
     WHEREAS, Selling Agency presently operates an insurance agency with an office located in Springfield, Ohio;

     WHEREAS, Selling Agency, as an insurance agency, has developed in the Springfield, Ohio, area a customer base for the sale of property and casualty insurance, life and accident and health insurance in the Springfield, Ohio, area; and

     WHEREAS, Home City desires to form Purchasing Agency as a wholly owned insurance agency subsidiary, which would purchase the rights to income (except as set forth in Section 1.02 of this Agreement) related to all customers of Selling Agency as of the date of Closing, including, but not limited to, regular commissions and override commissions (collectively, the "Commissions"), to first become due and receivable on or after the date of the Closing described in Section 3.01 of this Agreement (the "Book of Business"), and Selling Agency desires to sell the Book of Business, in accordance with the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the premises and the representations, warranties and covenants hereinafter contained, intending to be legally bound, the parties hereto agree as follows:

     ARTICLE ONE:  Sale and Purchase of Assets
     -----------------------------------------

     1.01. Selling Agency hereby agrees to assign, sell, transfer and convey to Purchasing Agency, and Home City agrees to cause Purchasing Agency, to purchase and accept, on the terms and conditions hereinafter set forth, (a) the Book of Business; (b) all rights and obligations of Selling Agency under its agreement with AMS Services, Inc., dated December 29, 1998, for the licensing of computer software (the "AMS Contract"); (c) the Trademark Rights (hereinafter defined); and (d) the goodwill of the Selling Agency in the Springfield, Ohio, area ("Goodwill"). It is hereby agreed that Selling Agency will not assign, sell, transfer and convey to Purchasing Agency any other business of Selling Agency or any other asset of Selling Agency. For purposes of this Agreement, the term "Trademark Rights" means all material trademarks and service marks, domain names, corporate names and trade names used by Selling Agency containing the word "Rice" and any material trade dress associated therewith, in each case used principally in connection with the Book of Business.

     1.02. Other than the Commissions on the Book of Business to become earned and receivable on or after the date of the Closing, the Commissions of Selling Agency are not a part of the assets being sold to Purchasing Agency under this Agreement and shall be maintained and collected by Selling Agency without any obligation to or upon Purchasing Agency. Any payments made by insurance companies to Selling Agency or Purchasing Agency within the first year after the Closing that are designated as profit sharing payments shall constitute part of the Book of Business on a pro rata basis, based upon the commissions paid by that insurance company that became earned and receivable after the Closing. Purchasing Agency shall promptly pay to Selling Agency Selling Agency's pro rata share of any profit sharing payments received by Purchasing Agency.

     1.03. All liabilities of Selling Agency, including, but not limited to, long-term and trade accounts, shall remain the sole obligation of Selling Agency, except that Purchasing Agency shall assume all liabilities of Selling Agency pursuant to the AMS Contract. Purchasing Agency shall not assume any accounts payable or other liabilities of any type.

     ARTICLE TWO:  Price and Payment
     -------------------------------
     2.01. In consideration for the sale and transfer of the Book of Business, the AMS Contract, the Trademark Rights and Goodwill, Purchasing Agency shall pay to Selling Agency in immediately available funds at Closing, pursuant to the terms and conditions set forth herein, the sum of one hundred thousand dollars ($100,000), plus a pro rated portion of the expenses listed on Exhibit 7 to this Agreement that were paid by Selling Agency prior to the Closing (collectively, the "Purchase Price").

     2.02. No part of the Purchase Price shall be deemed to be a payment for the sale and transfer of Goodwill.

     ARTICLE THREE:  Closing
     -----------------------

     3.01. The Closing shall take place at the offices of the Selling Agency as soon as practicable after the receipt by the Purchasing Agency of required licenses from the Ohio Department of Insurance, at such time as shall be agreeable to Home City and Selling Agency; provided, however, that if all consents, waivers and approvals have not been obtained by such date, the Closing shall take place one week after the last required consent, waiver or approval has been obtained.

     ARTICLE FOUR:  Representations, Warranties and Covenants of Selling
                    Agency
                    -----------------------------------------------------

     Selling Agency represents, warrants and covenants to Purchasing Agency and Home City as follows:

     4.01. All of the outstanding common shares of the Selling Agency are owned by Kenneth Richard Rice.

     4.02. Selling Agency is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio.

     4.03. This Agreement has been duly executed and delivered by Selling Agency. Selling Agency has all requisite corporate power and authority to enter into this Agreement and to perform all of its obligations hereunder, and the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action by Selling Agency. This Agreement is the valid and binding agreement of Selling Agency, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general applicability affecting the enforcement of creditors' rights generally and the effect of rules of law governing specific performance, injunctive relief and other equitable remedies on the enforceability of such documents.

     4.04. Subject to required consents under agreements with insurance companies with which Selling Agency does business and consent under the AMS contract, the execution and delivery of this Agreement by Selling Agency and the performance of its obligations hereunder do not result in a breach of or constitute a default under any agreement or instrument to which Selling Agency is a party or by which it is bound.

     4.05. Selling Agency is not a party to any pending or known threatened litigation or governmental proceeding or inquiry of any nature; Selling Agency is not subject to any order, judgment, decree, stipulation or consent or agreement with any governmental body or agency to which it is or was a party; and to the best of its knowledge, its conduct of the property and casualty insurance, life, accident and health insurance business does not violate any applicable state insurance or other law, ordinance, rule or regulation.

     4.06. Exhibit 5 lists (a) all material trademarks and service marks and all registrations and applications pertaining thereto (including all documents or files pertaining thereto), and all domain names, corporate names and trade names used by Selling Agency containing the word "Rice;" and (b) any material trade dress associated therewith. To the knowledge of Selling Agency, Selling Agency owns and has the full right to use and transfer the Trademark Rights free and clear of any encumbrances; none of the Trademark Rights infringe the trademark rights of third parties; and no claim by third parties with regard to the use of any of the Trademark Rights have been threatened or are valid and subsisting.

     4.07 Selling Agency has retained no brokers, finders or other similar selling agents and is not obligated to pay the fees or commissions of any such person in connection with the sale of the Book of Business, the Trademark Rights and Goodwill to Purchasing Agency under this Agreement.

     4.08. Selling Agency is the owner of the Book of Business and will transfer to Purchasing Agency all rights to the Book of Business and AMS Contract free and clear of any liens, encumbrances or claims of any sort.

     4.09. During the period beginning with the effective date of the Closing and ending ten years from the date of this Agreement, Selling Agency shall not, and it shall not cause any employee, agent, officer, director or Affiliate (hereinafter defined) of Selling Agency to, without the prior written consent of the Purchasing Agency:

     (a) within Clark County or with respect to any resident of or business located in Clark County

              (1)      directly or indirectly engage in,

              (2) assist or have an active interest in (whether as proprietor, partner, investor, member, shareholder, officer, director or any type of principal whatsoever), or

              (3) act as agent for, or advisor or consultant to, any Person (hereinafter defined) which is or is about to become, directly or indirectly, engaged in the business of selling as an agent property and casualty insurance,life, accident or health insurance (except as set forth in this Agreement), whether as an agent, broker, marketer or insurance agency manager, director, officer, consultant or otherwise, and/or any and all of the related businesses and services, provided by, or under development by, Purchasing Agency; nor

    (b) knowingly permit any employee, agent, officer, director or Affiliate of Selling Agency to, directly or indirectly, solicit, divert, take away or interfere with, or attempt to solicit, divert, take away or interfere with, the relationship of Purchasing Agency with any Person whose insurance contracts are included in the Book of Business, regardless of where the Person is located or the office from which the business was solicited.

     The foregoing provisions of this Section 4.09 are not intended to prohibit, and shall not prohibit, Selling Agency from purchasing, for investment purposes only, any stock or other security, so long as such stock or other security owned by Selling Agency does not represent more than five percent (5%) of the market value or voting power of the total stock or other corporate securities of that class.

     For purposes of this Section 4.09, the term "Person" means any individual, corporation, partnership, association, limited liability company, limited liability partnership, trust, unincorporated organization, reciprocal insurer, or any other business organization, or any combination of the foregoing acting in concert.

     For purposes of this Section 4.09, an "Affiliate" of a person shall mean
(i) any natural person, organization or entity of any type that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified person; (ii) any relative or spouse of such person, or any relative of such spouse, any one of whom has the same home as such person; (iii) any trust or estate in which such person or any of the persons specified in (ii) collectively own ten percent or more of the total beneficial interest or of which any of such persons serve as trustee, executor or in any similar capacity; or (iv) any corporation or other organization in which such person or any of the persons specified in (ii) are the beneficial owners collectively of ten percent or more of any class of equity securities or ten percent or more of the equity interest. For purposes of the definition of the term "Affiliate," "control" means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

     If the scope of any restriction contained in this Section 4.09 is too broad to permit enforcement of any such restriction to its fullest extent, then such restriction shall be enforced to the maximum extent permitted by law, and Selling Agency hereby consents and agrees that such scope may be judicially modified accordingly in any proceeding brought to enforce such restrictions.

     4.10. Between the date of this Agreement and the Closing, Selling Agency shall conduct its insurance business in the normal course and shall use its best efforts to preserve for Purchasing Agency the goodwill of Selling Agency's customers and others having relations with the business normally conducted by Selling Agency.

     4.11. Selling Agency shall (1) not, directly or indirectly, solicit or initiate any proposals or offers from any person or entity, or discuss or negotiate with any such person or entity, regarding any acquisition or purchase of all or a material amount of the assets of, any equity securities of, or any merger, consolidation or business combination with, Selling Agency (collectively, "Acquisition Transactions"), (2) not disclose to any person any information not customarily disclosed publicly or provide access to its properties, books or records or otherwise assist or encourage any person in connection with any of the foregoing, and (3) give Home City prompt notice of any such inquiries, offers or proposals. If Selling Agency fails to act in accordance with this subsection and within one year after the date of this Agreement executes a letter of intent or a definitive agreement in respect of an Acquisition Transaction with another party, Selling Agency shall pay to Home City $30,000 in immediately available federal funds within two days after the execution of such letter of intent or definitive agreement.

     4.12 Selling Agency is not currently in breach of the AMS Contract and owes no sum pursuant to the AMS Contract except monthly support fees not due until after the effective date of this Agreement and the transfer fees due upon assignment of the AMS Contract.

     ARTICLE FIVE:  Representations, Warranties and Covenants of Home City and
                    Purchasing Agency
                    ----------------------------------------------------------

     Home City, on behalf of itself and Purchasing Agency, represents and warrants to Selling Agency as follows:

     5.01. Home City is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio.

     5.02. This Agreement has been duly executed and delivery by Home City. Home City has all requisite corporate power and authority to enter into this Agreement and to perform all of its obligations hereunder, and the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action of Home City. This Agreement is the valid and binding agreement of Home City, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general applicability affecting the enforcement of creditors' rights generally and the effect of rules of law governing specific performance, injunctive relief and other equitable remedies on the enforceability of such documents.

     5.03. At the time this Agreement is executed and delivered by Purchasing Agency, (a) it will be duly executed and delivered by Purchasing Agency; (b) Purchasing Agency will have all requisite corporate power and authority to enter into this Agreement; (c) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will have been duly authorized by all necessary corporate action of Purchasing Agency, except to the extent Purchasing Agency must be licensed as an insurance agency by the Ohio Department of Insurance; and (d) this Agreement will be the valid and binding agreement of Purchasing Agency, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general applicability affecting the enforcement of creditors' rights generally and the effect of rules of law governing specific performance, injunctive relief and other equitable remedies on the enforceability of such documents.

     5.04. The execution and delivery of this Agreement by Home City and Purchasing Agency and the performance of their obligations hereunder do not result in a breach of or constitute a default under any agreement or instrument to which either Home City or Purchasing Agency is a party or by which it is bound.

     5.05. Home City has retained no brokers, finders or other agents and is not obligated to pay the fees or commission of any such person in connection with its purchase of the assets under this Agreement.

     5.06. At or prior to the Closing, Purchasing Agency will be a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio, with required insurance licenses.

     5.07. Home City and Purchasing Agency shall use their best efforts to obtain for Purchasing Agency all licenses required by the State of Ohio to consummate the transactions contemplated by this Agreement.

     5.08. Purchasing Agency shall offer employment to all employees of Selling Agency as of the effective date of this Agreement.

     ARTICLE SIX:  Conditions to Obligations of Home City and Purchasing
                   Agency
                   -----------------------------------------------------

     The obligations of Home City and Purchasing Agency to be performed by them under this Agreement at the Closing shall be subject to each and every one of the following conditions precedent:

     6.01. All of the representations and warranties of Selling Agency set forth in this Agreement shall be true and correct as of the date of the Closing, and Selling Agency shall have performed and completed all agreements and undertakings required to be performed or completed by it on or prior to the Closing.

     6.02. Purchasing Agency shall have received from Selling Agency a Bill of Sale legally sufficient to transfer to Purchasing Agency all ownership rights in the Book of Business, the Trademark Rights and the AMS Contract, together with such other assignments and instruments of transfer as shall be required or desirable to effectuate the transactions contemplated by this Agreement, all in form and content satisfactory to Purchasing Agency.

     6.03. All permits, approvals, consents, authorizations, exemptions or waivers of any federal or state governmental body or agency necessary or appropriate for consummation of the transactions contemplated by this Agreement shall have been obtained and all notices required to be filed shall have been filed and any objection or waiting period with respect to such notice shall have expired. All waivers, consents and approvals of every person necessary or appropriate for the consummation of the transactions contemplated by this Agreement shall have been obtained, and none of such waivers, consents and approvals shall contain any term or condition which, in the judgment of Home City, individually or in the aggregate, would materially reduce the value of the Book of Business, Trademark Rights and Goodwill to Purchasing Agency. Each of the insurance companies identified on Exhibit 3 to this Agreement shall have consented to the transfer of the Book of Business to Purchasing Agency and shall have executed prior to the Closing an agreement with Purchasing Agency. AMS Services, Inc., shall have consented to the assignment and transfer of the AMS Contract to Purchasing Agency at a cost to Purchasing Agency of not more than $1,900.

     6.04. There shall not be in effect any federal or state law, rule or regulation or any order or decision of a court of competent jurisdiction that prevents or materially delays the consummation of the transactions contemplated by this Agreement.

     6.05. There shall not be any action or proceeding commenced by or before any court or governmental agency or authority in the United States, or threatened by any governmental agency or authority in the United States, that challenges or seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or seeks to impose material limitations on the ability of Purchaser to exercise full rights of ownership of the Book of Business, Trademark Rights or Goodwill.

     6.06. Kenneth Richard Rice and Purchasing Agency shall have executed and delivered an Agreement Not to Compete in the form attached hereto as
Exhibit 4, to be effective at the effective time of the Closing.

     6.07. Kenneth Richard Rice, William Nelson and Teresa Rinker shall have executed and delivered to Purchasing Agency employment agreements in the forms attached hereto as Exhibit 1, to be effective at the effective time of the Closing.

     6.08. Purchasing Agency, Kenneth Richard Rice and V. Carol Rice shall have executed a Lease in the form attached hereto as Exhibit 2 for the use of the premises and personal property located at 1110 North Plum Street, Springfield, Ohio.

     6.09. Kenneth Richard Rice shall have remained the sole shareholder of Selling Agency and shall have signed and delivered an action in writing approving this Agreement and the transactions contemplated hereby.

     6.10. Selling Agency shall have delivered to Purchasing Agency and Home City (a) a certificate of the President of Selling Agency dated the day of the Closing certifying to the fulfillment of the conditions set forth in Sections 6.01, 6.03, 6.04 and 6.05 of this Agreement; (b) an executed, valid and legally sufficient Certificate of Amendment to Selling Agency's Articles of Incorporation changing its name to a name not including the word "Rice" or any word similar thereto; (c) a consent to permit Purchasing Agency to use the corporate or trade name of Rice Insurance Agency or a name similar thereto, such consent to be in the form of Exhibit 6 hereto; and such other certificates and documents to evidence the taking of requisite actions in connection with this Agreement as Home City may reasonably request.

     6.11. Purchasing Agency shall have obtained all licenses necessary for its operation of the business of selling as agent property and casualty, life and accident and health insurance.

     ARTICLE SEVEN:  Conditions to Obligations of Selling Agency
     -----------------------------------------------------------
     The obligations of Selling Agency to be performed by it under this Agreement at the Closing shall be subject to the following conditions precedent:

     7.01. All of the representations and warranties of Home City and Purchasing Agency set forth in this Agreement shall be true and correct as of the date of the Closing, and Home City and Purchasing Agency shall have performed and completed all agreements and undertakings required to be performed or completed by them on or prior to the Closing.

     7.02. All permits, approvals, consents, authorizations, exemptions or waivers of any federal or state governmental body or agency necessary or appropriate for consummation of the transactions contemplated by this Agreement shall have been obtained and all notices required to be filed shall have been filed and any objection or waiting period with respect to such notice shall have expired. All waivers, consents and approvals of every person necessary or appropriate for the consummation of the transactions contemplated by this Agreement shall have been obtained.

     7.03. There shall not be in effect any federal or state law, rule or regulation or any order or decision of a court of competent jurisdiction that prevents or materially delays the consummation of the transactions contemplated by this Agreement.

     7.04. There shall not be any action or proceeding commenced by or before any court or governmental agency or authority in the United States, or threatened by any governmental agency or authority in the United States, that challenges or seeks to prevent or delay the consummation of the transactions contemplated by this Agreement.

     7.05. Kenneth Richard Rice and Purchasing Agency shall have executed an Agreement Not to Compete in the form attached hereto as Exhibit 4, to be effective at the effective time of the Closing.

     7.06. Purchasing Agency shall have executed and delivered to Kenneth Richard Rice, William Nelson and Teresa Rinker employment agreements in the forms attached hereto as Exhibit 1, to be effective at the effective time of the Closing.

     7.07. Purchasing Agency, Kenneth Richard Rice and V. Carol Rice shall have executed a Lease in the form attached hereto as Exhibit 2 for the use of the premises and personal property located at 1110 North Plum Street, Springfield, Ohio.

     7.08. Each of Purchasing Agency and Home City shall have delivered to Selling Agency a certificate of its President dated the day of the Closing certifying to the fulfillment of the conditions set forth in Sections 7.01, 7.02, 7.03 and 7.04 of this Agreement and such other certificates and documents to evidence the taking of requisite actions in connection with this Agreement as Selling Agency may reasonably request.

     ARTICLE EIGHT:  Miscellaneous
     -----------------------------

     8.01. Whether or not the transactions contemplated by this Agreement are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

     8.02. At all times from the date of this Agreement until the Closing, each party shall promptly notify the other of the occurrence of any event or the failure of any event to occur which might reasonably be expected to result in a breach of or a failure to comply with any representation, warranty, covenant, condition or agreement contained in this Agreement or of the commencement of any action, suit, proceeding or investigation against it.

     8.03. Any notices, requests, demands or other communications hereunder shall be in writing and shall be deemed to have been duly given when mailed by United States registered or certified mail, postage prepaid, to the following address:

     If to Home City or
     Purchasing Agency:     Home City Financial Corporation
                            63 W. Main Street
                            Springfield, Ohio 45502
                            Attention: Douglas L. Ulery

     If to Selling Agency:  Rice Insurance Agency, Inc.
                            537 Rensselaer Street
                            Springfield, Ohio 45503

Either party hereto may change its address for notification purposes by giving notice thereof in writing, as described above.

     8.04. Selling Agency shall, at the Closing, deliver to Purchasing Agency all documents maintained by Selling Agency and necessary for normal business operations in connection with the assets transferred hereunder.

     8.05. All representations, warranties, covenants and agreements, included or provided in this Agreement or in any exhibit hereto or instrument of transfer or other certificate or document delivered pursuant hereto, shall survive the Closing.

     8.06. Each party hereto shall from time to time after Closing, at the reasonable request of the other and without further consideration, execute and deliver such further instruments of conveyance, assignment and transfer or other documents, and take such action as the other may reasonably request, in order more effectively to assign, sell, convey and transfer the assets conveyed hereunder and otherwise to effect the objectives hereof.

     8.07. This Agreement constitutes the entire agreement between the parties and there are no representations, warranties or commitments except as provided herein. Except as specifically herein provided, this Agreement supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns and heirs. Nothing in this Agreement is intended or shall be construed to confer upon or to give any person other than the parties hereto, and their successors and assigns, any rights or remedies upon or by reason of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall be deemed to be a single agreement.

     8.08. No exercise or waiver, in whole or in part, of any right or remedy provided for in this Agreement shall operate as a waiver of any other right or remedy. No delay on the part of any party in the exercise of any right or remedy shall operate as a waiver thereof.

     8.09. No provision of this Agreement may be waived, changed, modified or discharged orally, but only by an agreement in writing signed and executed by all parties to this Agreement.

     8.10. Selling Agency shall reasonably cooperate with and, at the request of Home City, assist Home City and Purchasing Agency in obtaining the licensing of Purchasing Agency, the appointment of Purchasing Agency by the insurance companies involved and the assignment of the AMS Contract.

     8.11. This Agreement may be terminated by the Board of Directors of either Selling Agency or Home City if it determines in good faith that any of the conditions set forth in this Agreement is impossible to satisfy and has not been waived by the other party or by the Board of Directors of either Selling Agency or Home City if the Closing shall not have occurred by the close of business on October 31, 2000; provided that the right to terminate shall not be available to any party whose failure to perform any obligation under this Agreement has been the cause of, or resulted in, the failure of the transactions contemplated hereby to be consummated by such date.

     8.12. Selling Agency, Home City and Purchasing Agency shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or the transactions contemplated hereunder and shall not issue any such press release or make any such public statement without obtaining the prior consent of the other parties, except as may be required by law or by obligations pursuant to Home City's agreement with The Nasdaq Stock Market.

     IN WITNESS WHEREOF, Home City and Selling Agency hereto have caused this Agreement to be executed as of the date first above written.

HOME CITY FINANCIAL CORPORATION
(on behalf of itself and Home City Insurance
Agency, Inc., to be organized)                   RICE INSURANCE AGENCY, INC.

By:  ___________________________                 By: _______________________

Its: ___________________________                 Its:_______________________



HOME CITY INSURANCE AGENCY, INC.
(to be organized)

By:  ___________________________

Its: ___________________________

                                     EXHIBIT 1
                                EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT (this "AGREEMENT") is entered into as of the ___ day of ___________, 2000, by and among Home City Insurance Agency, Inc., an Ohio corporation (the "EMPLOYER"); and Kenneth Richard Rice, an individual (the "EMPLOYEE");

WITNESSETH:

     WHEREAS, as a result of the skill, knowledge and experience of the EMPLOYEE, the Board of Directors of the EMPLOYER desire for the EMPLOYER to retain the services of the EMPLOYEE as Vice President and as an agent for the sale of insurance as an employee of the EMPLOYER;

     WHEREAS, the EMPLOYEE desires to serve as Vice President and as an agent for the sale of insurance as an employee of the EMPLOYER; and

     WHEREAS, the EMPLOYER and the EMPLOYEE desire to enter into this AGREEMENT to set forth the terms and conditions of the employment relationship between the EMPLOYER and the EMPLOYEE;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the EMPLOYER and the EMPLOYEE hereby agree as follows:

     1.     Employment and Term.  Upon the terms and subject to the conditions
            --------------------
of this AGREEMENT, the EMPLOYER hereby employs the EMPLOYEE, and the EMPLOYEE hereby accepts employment, as Vice President and as a sales agent of the EMPLOYER. The TERM of this AGREEMENT shall commence on _____________, 2000, and shall end on June 1, 2003 (the "TERM"), subject to earlier termination as provided herein.

     2.     Duties of EMPLOYEE.
            -------------------
     (a)    General Duties and Responsibilities.  The EMPLOYEE shall serve as
            ------------------------------------
the Vice President and as a sales agent of the EMPLOYER. Subject to the direction of the Board of Directors of the EMPLOYER, the EMPLOYEE shall perform all duties and shall have all powers which are commonly incident to the position of Vice President and sales agent or which, consistent therewith, are delegated to him by the Board of Directors or the President.

     (b)    Devotion of Entire Time to the Business of the EMPLOYER.  The
            --------------------------------------------------------
EMPLOYEE shall devote his entire productive time, ability and attention during normal business hours throughout the TERM to the faithful performance of his duties to the EMPLOYER.

     3.     Compensation.  The EMPLOYEE shall receive the following
            -------------
compensation, benefits and expense reimbursements during the TERM:

     (a)     Salary.  The EMPLOYEE shall receive an annual salary of $50,000
             -------
paid in equal installments not less often than monthly.

     (b)     Expenses.  The EMPLOYEE shall receive reimbursement for all
             ---------
reasonable travel, entertainment, mileage and miscellaneous expenses incurred in connection with the performance of his duties under this AGREEMENT. Such reimbursement shall be made in accordance with the existing policies and procedures of the EMPLOYER pertaining to reimbursement of expenses to senior management officials or insurance agents. Such reimbursable expenses shall include expenses necessary for the maintenance of required insurance licenses.

     (c)     Benefits.  The EMPLOYEE shall be entitled to participate in all
             ---------
formally established employee benefit, bonus, pension and profit-sharing plans and similar programs that are maintained by the EMPLOYER or Home City Federal Savings Bank of Springfield (the "BANK") from time to time, including programs in respect of group health, disability or life insurance, and all employee benefit plans or programs hereafter adopted in writing by the Board of Directors of the EMPLOYER or the BANK, for which all full-time EMPLOYER personnel or BANK personnel are eligible, except any employee stock ownership plan (collectively, the "BENEFIT PLANS"). Notwithstanding any statement to the contrary contained elsewhere in this AGREEMENT, the EMPLOYER may discontinue or terminate at any time any such BENEFIT PLANS now existing or hereafter adopted, to the extent permitted by the terms of such plans and applicable law, and shall not be required to compensate the EMPLOYEE for such discontinuance or termination, and the EMPLOYER shall not be required to provide to the EMPLOYEE or to continue to provide to the EMPLOYEE any such BENEFIT PLAN pursuant to which the EMPLOYER cannot obtain coverage for the EMPLOYEE.

     (d)     Vacation and Sick Leave.  The EMPLOYEE shall be entitled, without
             ------------------------
loss of pay, to be absent voluntarily from the performance of his duties under this AGREEMENT, subject to the following conditions:

             (i) The EMPLOYEE shall be entitled to four weeks of annual vacation and annual sick leave in accordance with the policies periodically established by the Board of Directors of the EMPLOYER; and

            (ii) In addition to paid vacations and sick leave, the EMPLOYEE shall be entitled, without loss of pay, to absent himself voluntarily from the performance of his employment with the EMPLOYER for such additional period of time and for such valid and legitimate reasons as the Board of Directors may, in its discretion, determine, and the Board of Directors may grant to the EMPLOYEE a leave or leaves of absence, with or without pay, at such time or times and upon such terms and conditions as such Board of Directors, in its discretion, may determine.

     (e)    Directors' and Officers' and Errors and Omissions Insurance.
            ------------------------------------------------------------
EMPLOYER shall obtain and maintain appropriate and reasonable directors' and officers' and errors and omissions insurance covering the services rendered by the EMPLOYEE to and on behalf of EMPLOYER pursuant to this AGREEMENT.

     4.     Termination of Employment.
            --------------------------

     (a)    General.  The employment of the EMPLOYEE shall terminate at any
            -------
time during the TERM (i) at the option of the EMPLOYER upon the delivery by the EMPLOYER of written notice of employment termination to the EMPLOYEE, or
(ii) at the option of the EMPLOYEE upon the delivery by the EMPLOYEE of written notice of termination to the EMPLOYER if, unless consented to in writing by the EMPLOYEE, (A) EMPLOYEE is assigned duties or responsibilities substantially inconsistent with those normally associated with EMPLOYEE's position described in Section 2(a) of this AGREEMENT), (B) the EMPLOYEE is required to move his personal residence, or perform his principal functions, more than ten (10) miles from his primary office as of the date of the commencement of the TERM of this AGREEMENT, or (C) the EMPLOYER otherwise breaches this AGREEMENT in any material respect.

     (b)     Termination for JUST CAUSE.  In the event that the EMPLOYER
             --------------------------
terminates the employment of the EMPLOYEE before the expiration of the TERM because of the EMPLOYEE's personal dishonesty, failure to maintain appropriate insurance licenses, violation of any handbook applicable in general to employees of EMPLOYER, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure or refusal to perform the duties and responsibilities assigned in this AGREEMENT, willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or final cease-and-desist order, conviction of a felony or for fraud or embezzlement, or material breach of any provision of this AGREEMENT (collectively, "JUST CAUSE"), the EMPLOYEE shall not receive, and shall have no right to receive, any compensation or other benefits for any period after such termination.

     (c)     Termination Other Than for JUST CAUSE.  In the event that the
             -------------------------------------
employment of the EMPLOYEE is terminated by the EMPLOYER or is terminated by the EMPLOYEE in accordance with Section 4(a)(ii) of this AGREEMENT before the expiration of the TERM other than for JUST CAUSE, the EMPLOYER shall be obligated to pay to the EMPLOYEE, his designated beneficiaries or his estate in one lump sum due within one month following such termination an amount equal to the salary to which the EMPLOYEE is entitled for the remainder of the TERM pursuant to Section 3 of this AGREEMENT, plus reimbursement of all expenses incurred by the EMPLOYEE before the termination and not yet reimbursed, for which the EMPLOYEE is entitled to reimbursement under Section 3 of this AGREEMENT.

     (d)     Death of the EMPLOYEE.  The TERM shall automatically terminate
             ----------------------
upon the death of the EMPLOYEE. In the event of such death, the EMPLOYEE's estate shall be entitled to receive the compensation due the EMPLOYEE through the last day of the calendar month in which the death occurred, except as otherwise specified herein.

     5.     Consolidation, Merger or Sale of Assets.  Nothing in this
            ---------------------------------------
AGREEMENT shall preclude the EMPLOYER from consolidating with, merging into, or transferring all, or substantially all, of its assets to another corporation. If an acquiring or surviving corporation does not agree to assume all of the EMPLOYER's obligations and undertakings hereunder, the EMPLOYER shall pay to the EMPLOYEE, his designated beneficiary or his estate before closing the amount specified in Section 4(c) of this AGREEMENT. Upon such a consolidation, merger or transfer of assets, the term "EMPLOYER," as used herein, shall mean such other corporation or entity, and this AGREEMENT shall continue in full force and effect.

     6.     Equitable Remedies.  The parties hereto acknowledge and agree that
            ------------------
the EMPLOYEE's obligations contained in this AGREEMENT are of special and unique character which give them a peculiar value to the EMPLOYER and that EMPLOYER will suffer immediate and irreparable harm to its good will and business which will not be compensable by damages alone in the event the EMPLOYEE repudiates or breaches the provisions hereof or threatens or attempts to do so. The EMPLOYEE, therefore, expressly agrees that, in addition to any other rights or remedies that the EMPLOYER may have at law or in equity or by reason of any other agreement, the EMPLOYER shall be entitled to obtain a temporary, preliminary and/or permanent injunction in order to prevent or restrain any such breach by the EMPLOYEE or any partner, agent, representative, employer, employee and/or any other persons acting directly or indirectly, in concert or in participation with the EMPLOYEE.

     7.     Nonassignability.  Neither this AGREEMENT nor any right or
            ----------------
interest hereunder shall be assignable by the EMPLOYEE, his beneficiaries or his legal representatives without the EMPLOYER's prior written consent; provided, however, that nothing in this Section 7 shall preclude (a) the EMPLOYEE from designating a beneficiary or his estate to receive any benefits payable hereunder upon his death, or (b) the executors, administrators, or other legal representatives of the EMPLOYEE or his estate from assigning any rights hereunder to the person or persons entitled thereto.

     8.     No Attachment.  Except as required by law, no right to receive
            -------------
payment under this AGREEMENT shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge or hypothecation or to execution, attachment, levy, or similar process of assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

     9.     Binding Agreement.  This AGREEMENT shall be binding upon, and
            -----------------
inure to the benefit of, the EMPLOYEE and the EMPLOYER and their respective permitted successors and assigns.

     10.     Amendment of AGREEMENT.  This AGREEMENT may not be modified or
             ----------------------
amended, except by an instrument in writing signed by the parties hereto.

     11.     Waiver.  No term or condition of this AGREEMENT shall be deemed
             ------
to have been waived, nor shall there be an estoppel against the enforcement of any provision of this AGREEMENT, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver, unless specifically stated therein, and each waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than the act specifically waived.

     12.     Severability.  If, for any reason, any provision of this
             ------------
AGREEMENT is held invalid, such invalidity shall not affect the other provisions of this AGREEMENT not held so invalid, and each such other provision shall, to the full extent consistent with applicable law, continue in full force and effect. If this AGREEMENT is held invalid or cannot be enforced, then any prior Agreement between the EMPLOYER (or any predecessor thereof) and the EMPLOYEE shall be deemed reinstated to the full extent permitted by law, as if this AGREEMENT had not been executed.

     13.     Headings.  The headings of the paragraphs herein are included
             --------
solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this AGREEMENT.

     14.     Governing Law; Regulatory Authority.  This AGREEMENT has been
             -----------------------------------
executed and delivered in the State of Ohio and its validity, interpretation, performance and enforcement shall be governed by the laws of the State of Ohio, except to the extent that federal law is governing.

     15.     Effect of Prior Agreements.  This AGREEMENT contains the entire
             --------------------------
understanding between the parties hereto and supersedes any prior employment agreement between the EMPLOYER or any predecessor of the EMPLOYER and the EMPLOYEE.

     16.     Notices.  Any notice or other communication required or permitted
             -------
pursuant to this AGREEMENT shall be deemed delivered if such notice or communication is in writing and is delivered personally or by facsimile transmission or is deposited in the United States mail, postage prepaid, addressed as follows:

     If to the EMPLOYER:
             Home City Insurance Agency, Inc.
             1110 N. Plum Street
             Springfield, Ohio 45504
             Attention: Mr. Douglas L. Ulery

     If to the EMPLOYEE:

             Mr. Kenneth Richard Rice
             537 Rensselaer Street
             Springfield, Ohio  45503

     IN WITNESS WHEREOF, the parties hereto have caused this AGREEMENT to be executed by their duly authorized officers or have signed this AGREEMENT, each as of the day and year first above written.


Attest:                                       HOME CITY INSURANCE AGENCY, INC.



_________________________________           By_____________________________
                                              Douglas L. Ulery


__________________________________          By______________________________
Attest:                                       Kenneth Richard Rice

                              EMPLOYMENT AGREEMENT
                              --------------------


     THIS EMPLOYMENT AGREEMENT (this "AGREEMENT") is entered into as of the ___ day of ___________, 2000, by and among Home City Insurance Agency, Inc., an Ohio corporation (the "EMPLOYER"); and William Nelson, an individual (the "EMPLOYEE");

                                    WITNESSETH:

     WHEREAS, as a result of the skill, knowledge and experience of the EMPLOYEE, the Board of Directors of the EMPLOYER desire for the EMPLOYER to retain the services of the EMPLOYEE as an agent for the sale of insurance as an employee of the EMPLOYER;

     WHEREAS, the EMPLOYEE desires to serve as an agent for the sale of insurance as an employee of the EMPLOYER; and

     WHEREAS, the EMPLOYER and the EMPLOYEE desire to enter into this AGREEMENT to set forth the terms and conditions of the employment relationship between the EMPLOYER and the EMPLOYEE;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the EMPLOYER and the EMPLOYEE hereby agree as follows:

     1. Employment and Term. Upon the terms and subject to the conditions of this AGREEMENT, the EMPLOYER hereby employs the EMPLOYEE, and the EMPLOYEE hereby accepts employment, as a sales agent of the EMPLOYER. The TERM of this AGREEMENT shall commence on _____________, 2000, and shall end twenty-four
(24) months thereafter (the "TERM"), subject to earlier termination as provided herein, except that the provisions of Sections 6 and 7 of this AGREEMENT shall remain in effect as set forth in such Sections.

     2.     Duties of EMPLOYEE.

     (a)     General Duties and Responsibilities.  The EMPLOYEE shall serve as
a   sales agent of the EMPLOYER.  Subject to the direction of the Board of
Directors of the EMPLOYER, the EMPLOYEE shall perform all duties and shall have all powers which are commonly incident to the position of sales agent or which, consistent therewith, are delegated to him by the Board of Directors or the President.

     (b) Devotion of Entire Time to the Business of the EMPLOYER. The EMPLOYEE shall devote his entire productive time, ability and attention during normal business hours throughout the TERM to the faithful performance of his duties to the EMPLOYER and its holding company and their subsidiaries and affiliates. The EMPLOYEE shall not directly or indirectly render any services of a business, commercial or professional nature to any person or organization other than the EMPLOYER and its holding company and their subsidiaries and affiliates without the prior written consent of the Board of Directors of the EMPLOYER; provided, however, that the EMPLOYEE shall not be precluded from (i) reasonable participation in community, civic, charitable or similar organizations; or (ii) the pursuit of personal investments which do not interfere or conflict with the performance of the EMPLOYEE's duties to the EMPLOYER. Nothing in this Section shall limit the EMPLOYEE's right to invest in securities of any business that does not provide services or products of the type or competing with those provided by the EMPLOYER or its subsidiaries or affiliates or securities constituting less than five percent of the outstanding securities of a company whose securities are publicly traded.

     3.     Compensation.  The EMPLOYEE shall receive the following
            ------------
compensation, benefits and expense reimbursements during the TERM:

     (a)     Salary.  The EMPLOYEE shall receive an annual salary of $29,500
             ------
paid in equal installments not less often than monthly. In addition, if one-half of the commissions paid to the EMPLOYER by insurance companies for insurance sold by the EMPLOYEE exceeds $29,500 for any twelve-month period during the TERM, the EMPLOYEE shall be paid in one lump sum at the end of such twelve-month period an amount equal to such excess.

     (b)     Expenses.  The EMPLOYEE shall receive reimbursement for all
             --------
reasonable travel, entertainment, mileage and miscellaneous expenses incurred in connection with the performance of his duties under this AGREEMENT. Such reimbursement shall be made in accordance with the existing policies and procedures of the EMPLOYER pertaining to reimbursement of expenses to insurance agents. Such reimbursable expenses shall include expenses necessary for the maintenance of required insurance licenses.

     (c)     Benefits.  The EMPLOYEE shall be entitled to participate in all
             --------
formally established employee benefit, bonus, pension and profit-sharing plans and similar programs that are maintained by the EMPLOYER or Home City Federal Savings Bank of Springfield (the "BANK") from time to time, including programs in respect of group health, disability or life insurance, and all employee benefit plans or programs hereafter adopted in writing by the Board of Directors of the EMPLOYER or the BANK, for which all full-time EMPLOYER personnel or BANK personnel are eligible, except any employee stock ownership plan (collectively, the "BENEFIT PLANS"). Notwithstanding any statement to the contrary contained elsewhere in this AGREEMENT, the EMPLOYER may discontinue or terminate at any time any such BENEFIT PLANS now existing or hereafter adopted, to the extent permitted by the terms of such plans and applicable law, and shall not be required to compensate the EMPLOYEE for such discontinuance or termination, and the EMPLOYER shall not be required to provide to the EMPLOYEE or to continue to provide to the EMPLOYEE any such BENEFIT PLAN pursuant to which the EMPLOYER cannot obtain coverage for the EMPLOYEE.

     (d)     Vacation and Sick Leave.  The EMPLOYEE shall be entitled, without
             -----------------------
loss of pay, to be absent voluntarily from the performance of his duties under this AGREEMENT, subject to the following conditions:

             (i) The EMPLOYEE shall be entitled to four weeks of annual vacation and annual sick leave in accordance with the policies periodically established by the Board of Directors of the EMPLOYER; and

             (ii) In addition to paid vacations and sick leave, the EMPLOYEE shall be entitled, without loss of pay, to absent himself voluntarily from the performance of his employment with the EMPLOYER for such additional period of time and for such valid and legitimate reasons as the Board of Directors may, in its discretion, determine, and the Board of Directors may grant to the EMPLOYEE a leave or leaves of absence, with or without pay, at such time or times and upon such terms and conditions as such Board of Directors, in its discretion, may determine.

     (e)     Errors and Omissions Insurance.  EMPLOYER shall obtain and
             -------------------------------
maintain appropriate and reasonable errors and omissions insurance covering the services rendered by the EMPLOYEE to and on behalf of EMPLOYER pursuant to this AGREEMENT.

     4.     Termination of Employment.
            -------------------------

     (a)    General.  The employment of the EMPLOYEE shall terminate at any
            -------
time during the TERM (i) at the option of the EMPLOYER upon the delivery by the EMPLOYER of written notice of employment termination to the EMPLOYEE, or
(ii) at the option of the EMPLOYEE upon the delivery by the EMPLOYEE of written notice of termination to the EMPLOYER if, unless consented to in writing by the EMPLOYEE, (A) EMPLOYEE is assigned duties or responsibilities substantially inconsistent with those normally associated with EMPLOYEE's position described in Section 2(a) of this AGREEMENT), (B) the EMPLOYEE is no longer an agent of the EMPLOYER, (C) the EMPLOYEE is required to move his personal residence, or perform his principal functions, more than ten (10) miles from his primary office as of the date of the commencement of the TERM of this AGREEMENT, or (D) the EMPLOYER otherwise breaches this AGREEMENT in any material respect.

     (b)     Termination for JUST CAUSE.  In the event that the EMPLOYER
             --------------------------
terminates the employment of the EMPLOYEE before the expiration of the TERM because of the EMPLOYEE's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure or refusal to perform the duties and responsibilities assigned in this AGREEMENT, willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or final cease-and-desist order, conviction of a felony or for fraud or embezzlement, or material breach of any provision of this AGREEMENT (collectively, "JUST CAUSE"), the EMPLOYEE shall not receive, and shall have no right to receive, any compensation or other benefits for any period after such termination.

     (c)     Termination Other Than for JUST CAUSE.  In the event that the
             -------------------------------------
employment of the EMPLOYEE is terminated by the EMPLOYER or is terminated by the EMPLOYEE in accordance with Section 4(a)(ii) of this AGREEMENT before the expiration of the TERM other than for JUST CAUSE, the EMPLOYER shall be obligated (A) to pay to the EMPLOYEE, his designated beneficiaries or his estate in one lump sum due within one month following such termination an amount equal to the base salary amount to which the EMPLOYEE is entitled for the remainder of the TERM pursuant to Section 3 of this AGREEMENT, without giving effect to the year-end payment based on amount of commissions.

     (d)     Death of the EMPLOYEE.  The TERM shall automatically terminate
             ---------------------
upon the death of the EMPLOYEE. In the event of such death, the EMPLOYEE's estate shall be entitled to receive the compensation due the EMPLOYEE through the last day of the calendar month in which the death occurred, except as otherwise specified herein.

     5.     Consolidation, Merger or Sale of Assets.  Nothing in this
            ---------------------------------------
AGREEMENT shall preclude the EMPLOYER from consolidating with, merging into, or transferring all, or substantially all, of its assets to another corporation. If an acquiring or surviving corporation does not agree to assume all of the EMPLOYER's obligations and undertakings hereunder, the EMPLOYER shall pay to the EMPLOYEE, his designated beneficiary or his estate before closing the amount specified in Section 4(c) of this AGREEMENT. Upon such a consolidation, merger or transfer of assets, the term "EMPLOYER," as used herein, shall mean such other corporation or entity, and this AGREEMENT shall continue in full force and effect.

     6.     Covenants Not to Compete or Solicit.
            ------------------------------------

     (a)    Covenant Not to Compete.  Commencing on the date of the
            -----------------------
EMPLOYEE's termination of employment by EMPLOYER and ending on the tenth anniversary thereof (the "RESTRICTED COMPETITION PERIOD"), the EMPLOYEE agrees that he shall not, and shall not permit any of his AFFILIATES (hereinafter defined), alone, together or in association with others, either as principal, agent, owner, shareholder, officer, director, partner, lender, investor, independent contractor, consultant or in any other capacity, to engage in, have a financial interest in or be in any way connected or affiliated with, or render advice or services to any natural person, organization or entity of any type that engages in any activity which would compete in any way in Clark County, Ohio, or any county contiguous to Clark County, Ohio, with the business operated by the EMPLOYER of selling as agent insurance of all types. For purposes of this Section 6, an "AFFILIATE" of a person shall mean (i) any natural person, organization or entity of any type that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified person; (ii) any relative or spouse of such person, or any relative of such spouse, any one of whom has the same home as such person; (iii) any trust or estate in which such person or any of the persons specified in (ii) collectively own ten percent or more of the total beneficial interest or of which any of such persons serve as trustee, executor or in any similar capacity; or (iv) any corporation or other organization in which such person or any of the persons specified in (ii) are the beneficial owners collectively of ten percent or more of any class of equity securities or ten percent or more of the equity interest. For purposes of the definition of the term "AFFILIATE," "control" means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. The provision of financial planning services or the sale as agent or broker of securities, other than the sale of insurance products or the referral of persons to an insurance agency competing with the EMPLOYER, will not be deemed to be competition with the business of the EMPLOYER for purposes of this
Section 6.

     (b)     Covenant Not to Solicit.  During the RESTRICTED COMPETITION
             -----------------------
PERIOD, the EMPLOYEE further agrees that he will not, and will not permit any AFFILIATE, directly or indirectly, to solicit, divert, take away or interfere with, or attempt to solicit, divert, take away or interfere with, the relationship of the EMPLOYER with any person who is or was, at any time commencing two years immediately before the date of this AGREEMENT and ending on the date of termination of the EMPLOYEE's employment with EMPLOYER, a customer, employee or supplier of the EMPLOYER, Home City Federal Savings Bank of Springfield ("Home City"), a wholly owned subsidiary of Home City Financial Corporation ("HCFC"), or any company acquired by Home City or HCFC during the period commencing on the date of this AGREEMENT and ending on the date of termination of the EMPLOYEE's employment with EMPLOYER.

     (c)     Interpretation of Covenants.  The parties to this AGREEMENT
             ---------------------------
acknowledge and agree that the duration and area for which the covenant not to compete and the covenant not to solicit are to be effective are fair and reasonable and are reasonably required for the protection of the business of the EMPLOYER. In the event that any court determines that the time period or the area, or both of them, are unreasonable as to any covenant and that such covenant is to that extent unenforceable, the parties hereto agree that the covenant shall remain in full force and effect for the greatest time period and in the greatest area that would not render it unenforceable. The parties intend that each covenant shall be deemed to be a series of separate covenants, one for each and every county of each and every state of the United States of America and one for each and every political subdivision of each and every other country in which the covenant not to compete or other covenant is intended to be effective and is not proscribed by law.

     (d)     Waiver of Defense.  The EMPLOYEE hereby expressly waives any
             -----------------
objection to or defense in respect of the geographical scope or duration of the restriction on competition and other covenants for the protection of the business of the EMPLOYER provided in this Section 6.

     7.     Confidential Information.  The EMPLOYEE acknowledges that during
            ------------------------
his employment he will learn and have access to confidential information regarding the EMPLOYER and its customers and businesses. The EMPLOYEE agrees and covenants, during the term of this AGREEMENT and thereafter, not to disclose or use for his own benefit, or the benefit of any other person or entity, any confidential information, unless or until the EMPLOYER consents to such disclosure or use, such information becomes common knowledge in the industry or is otherwise legally in the public domain or the EMPLOYEE is required to disclose such information by a court of law. The EMPLOYEE shall not, during the term of this AGREEMENT and thereafter, knowingly disclose or reveal to any unauthorized person any confidential information relating to the EMPLOYER, its parent, subsidiaries or affiliates, or to any of the businesses operated by them, and the EMPLOYEE confirms that such information constitutes the exclusive property of the EMPLOYER. The EMPLOYEE shall not otherwise knowingly act or conduct himself (a) to the material detriment of the EMPLOYER, its subsidiaries, or affiliates, or (b) in a manner which is inimical or contrary to the interests of the EMPLOYER.

     8.     Equitable Remedies.  The parties hereto acknowledge and agree that
            ------------------
the EMPLOYEE's obligations contained in this AGREEMENT are of special and unique character which give them a peculiar value to the EMPLOYER and that EMPLOYER will suffer immediate and irreparable harm to its good will and business which will not be compensable by damages alone in the event the EMPLOYEE repudiates or breaches the provisions hereof or threatens or attempts to do so. The EMPLOYEE, therefore, expressly agrees that, in addition to any other rights or remedies that the EMPLOYER may have at law or in equity or by reason of any other agreement, the EMPLOYER shall be entitled to obtain a temporary, preliminary and/or permanent injunction in order to prevent or restrain any such breach by the EMPLOYEE or any partner, agent, representative, employer, employee and/or any other persons acting directly or indirectly, in concert or in participation with the EMPLOYEE.

     9.     Nonassignability.  Neither this AGREEMENT nor any right or
            ----------------
interest hereunder shall be assignable by the EMPLOYEE, his beneficiaries or his legal representatives without the EMPLOYER's prior written consent; provided, however, that nothing in this Section 9 shall preclude (a) the EMPLOYEE from designating a beneficiary or his estate to receive any benefits payable hereunder upon his death, or (b) the executors, administrators, or other legal representatives of the EMPLOYEE or his estate from assigning any rights hereunder to the person or persons entitled thereto.

     10.     No Attachment.  Except as required by law, no right to receive
             -------------
payment under this AGREEMENT shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge or hypothecation or to execution, attachment, levy, or similar process of assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

     11.     Binding Agreement.  This AGREEMENT shall be binding upon, and
             -----------------
inure to the benefit of, the EMPLOYEE and the EMPLOYER and their respective permitted successors and assigns.

     12.     Amendment of AGREEMENT.  This AGREEMENT may not be modified or
             ----------------------
amended, except by an instrument in writing signed by the parties hereto.

     13.     Waiver.  No term or condition of this AGREEMENT shall be deemed
             ------
to have been waived, nor shall there be an estoppel against the enforcement of any provision of this AGREEMENT, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver, unless specifically stated therein, and each waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than the act specifically waived.

     14.     Severability.  If, for any reason, any provision of this
             ------------
AGREEMENT is held invalid, such invalidity shall not affect the other provisions of this AGREEMENT not held so invalid, and each such other provision shall, to the full extent consistent with applicable law, continue in full force and effect. If this AGREEMENT is held invalid or cannot be enforced, then any prior Agreement between the EMPLOYER (or any predecessor thereof) and the EMPLOYEE shall be deemed reinstated to the full extent permitted by law, as if this AGREEMENT had not been executed.

     15.     Headings.  The headings of the paragraphs herein are included
             --------
solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this AGREEMENT.

     16.     Governing Law; Regulatory Authority.  This AGREEMENT has been
             -----------------------------------
executed and delivered in the State of Ohio and its validity, interpretation, performance and enforcement shall be governed by the laws of the State of Ohio, except to the extent that federal law is governing.

     17.     Effect of Prior Agreements.  This AGREEMENT contains the entire
             --------------------------
understanding between the parties hereto and supersedes any prior employment agreement between the EMPLOYER or any predecessor of the EMPLOYER and the EMPLOYEE.

     18.     Notices.  Any notice or other communication required or permitted
             -------
pursuant to this AGREEMENT shall be deemed delivered if such notice or communication is in writing and is delivered personally or by facsimile transmission or is deposited in the United States mail, postage prepaid, addressed as follows:

     If to the EMPLOYER:

             Home City Insurance Agency, Inc.
             1110 N. Plum Street
             Springfield, Ohio 45504
             Attention: Mr. Douglas L. Ulery

     If to the EMPLOYEE:

             Mr. William Nelson
             120 Tuttle Road
             Springfield, Ohio 45503

     IN WITNESS WHEREOF, the parties hereto have caused this AGREEMENT to be executed by their duly authorized officers or have signed this AGREEMENT, each as of the day and year first above written.


Attest:                                       HOME CITY INSURANCE AGENCY, INC.

________________________________              By_______________________________
                                                Douglas L. Ulery



Attest:


________________________________                 ______________________________
                                                 William Nelson

                                 EMPLOYMENT AGREEMENT
                                 --------------------


     THIS EMPLOYMENT AGREEMENT (this "AGREEMENT") is entered into as of the ___ day of ___________, 2000, by and among Home City Insurance Agency, Inc., an Ohio corporation (the "EMPLOYER"); and Teresa Rinker, an individual (the "EMPLOYEE");

                                      WITNESSETH:

     WHEREAS, as a result of the skill, knowledge and experience of the EMPLOYEE, the Board of Directors of the EMPLOYER desire for the EMPLOYER to retain the services of the EMPLOYEE as the Office Manager and as an agent for the sale of insurance as an employee of the EMPLOYER;

     WHEREAS, the EMPLOYEE desires to serve as the Office Manager and as an agent for the sale of insurance as an employee of the EMPLOYER; and

     WHEREAS, the EMPLOYER and the EMPLOYEE desire to enter into this AGREEMENT to set forth the terms and conditions of the employment relationship between the EMPLOYER and the EMPLOYEE;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the EMPLOYER and the EMPLOYEE hereby agree as follows:

     1. Employment and Term. Upon the terms and subject to the conditions of this AGREEMENT, the EMPLOYER hereby employs the EMPLOYEE, and the EMPLOYEE hereby accepts employment, as the Office Manager and as a sales agent of the EMPLOYER. The TERM of this AGREEMENT shall commence on _____________, 2000, and shall end twenty-four (24) months thereafter (the "TERM"), subject to earlier termination as provided herein, except that the provisions of Sections 6 and 7 of this AGREEMENT shall remain in effect as set forth in such Sections.

     2.      Duties of EMPLOYEE.

     (a) General Duties and Responsibilities. The EMPLOYEE shall serve as the Office Manager and as a sales agent of the EMPLOYER. Subject to the direction of the Board of Directors of the EMPLOYER, the EMPLOYEE shall perform all duties and shall have all powers which are commonly incident to the position of Office Manager and as a sales agent or which, consistent therewith, are delegated to her by the Board of Directors or the President.

     (b) Devotion of Entire Time to the Business of the EMPLOYER. The EMPLOYEE shall devote her entire productive time, ability and attention during normal business hours throughout the TERM to the faithful performance of her duties to the EMPLOYER and its holding company and their subsidiaries and affiliates. The EMPLOYEE shall not directly or indirectly render any services of a business, commercial or professional nature to any person or organization other than the EMPLOYER and its holding company and their subsidiaries and affiliates without the prior written consent of the Board of Directors of the EMPLOYER; provided, however, that the EMPLOYEE shall not be precluded from (i) reasonable participation in community, civic, charitable or similar organizations; or (ii) the pursuit of personal investments which do not interfere or conflict with the performance of the EMPLOYEE's duties to the EMPLOYER. Nothing in this Section shall limit the EMPLOYEE's right to invest in securities of any business that does not provide services or products of the type or competing with those provided by the EMPLOYER or its subsidiaries or affiliates or securities constituting less than five percent of the outstanding securities of a company whose securities are publicly traded.

     3.     Compensation.  The EMPLOYEE shall receive the following
            ------------
compensation, benefits and expense reimbursements during the TERM:

     (a)     Salary.  The EMPLOYEE shall receive an annual salary of $30,000
             ------
paid in equal installments not less often than monthly.

     (b)     Expenses.  The EMPLOYEE shall receive reimbursement for all
             --------
reasonable travel, entertainment, mileage and miscellaneous expenses incurred in connection with the performance of her duties under this AGREEMENT. Such reimbursement shall be made in accordance with the existing policies and procedures of the EMPLOYER pertaining to reimbursement of expenses to insurance agents. Such reimbursable expenses shall include expenses necessary for the maintenance of required insurance licenses.

     (c)     Benefits.  The EMPLOYEE shall be entitled to participate in all
             --------
formally established employee benefit, bonus, pension and profit-sharing plans and similar programs that are maintained by the EMPLOYER or Home City Federal Savings Bank of Springfield (the "BANK") from time to time, including programs in respect of group health, disability or life insurance, and all employee benefit plans or programs hereafter adopted in writing by the Board of Directors of the EMPLOYER or the BANK, for which all full-time EMPLOYER personnel or BANK personnel are eligible, except any employee stock ownership plan (collectively, the "BENEFIT PLANS"). Notwithstanding any statement to the contrary contained elsewhere in this AGREEMENT, the EMPLOYER may discontinue or terminate at any time any such BENEFIT PLANS now existing or hereafter adopted, to the extent permitted by the terms of such plans and applicable law, and shall not be required to compensate the EMPLOYEE for such discontinuance or termination, and the EMPLOYER shall not be required to provide to the EMPLOYEE or to continue to provide to the EMPLOYEE any such BENEFIT PLAN pursuant to which the EMPLOYER cannot obtain coverage for the EMPLOYEE.

     (d)     Vacation and Sick Leave.  The EMPLOYEE shall be entitled, without
             -----------------------
loss of pay, to be absent voluntarily from the performance of her duties under this AGREEMENT, subject to the following conditions:

             (i) The EMPLOYEE shall be entitled to five weeks of annual vacation and annual sick leave in accordance with the policies periodically established by the Board of Directors of the EMPLOYER; and

             (ii) In addition to paid vacations and sick leave, the EMPLOYEE shall be entitled, without loss of pay, to absent herself voluntarily from the performance of her employment with the EMPLOYER for such additional period of time and for such valid and legitimate reasons as the Board of Directors may, in its discretion, determine, and the Board of Directors may grant to the EMPLOYEE a leave or leaves of absence, with or without pay, at such time or times and upon such terms and conditions as such Board of Directors, in its discretion, may determine.

     (e)     Errors and Omissions Insurance.  EMPLOYER shall obtain and
             ------------------------------
maintain appropriate and reasonable errors and omissions insurance covering the services rendered by the EMPLOYEE to and on behalf of EMPLOYER pursuant to this AGREEMENT.

     4.     Termination of Employment.

     (a)    General.  The employment of the EMPLOYEE shall terminate at any
            -------
time during the TERM (i) at the option of the EMPLOYER upon the delivery by the EMPLOYER of written notice of employment termination to the EMPLOYEE, or
(ii) at the option of the EMPLOYEE upon the delivery by the EMPLOYEE of written notice of termination to the EMPLOYER if, unless consented to in writing by the EMPLOYEE, (A) EMPLOYEE is assigned duties or responsibilities substantially inconsistent with those normally associated with EMPLOYEE's position described in Section 2(a) of this AGREEMENT), (B) the EMPLOYEE is no longer an agent of the EMPLOYER, (C) the EMPLOYEE is required to move her personal residence, or perform her principal functions, more than ten (10) miles from her primary office as of the date of the commencement of the TERM of this AGREEMENT, or (D) the EMPLOYER otherwise breaches this AGREEMENT in any material respect.

     (b)    Termination for JUST CAUSE.  In the event that the EMPLOYER
            --------------------------
terminates the employment of the EMPLOYEE before the expiration of the TERM because of the EMPLOYEE's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure or refusal to perform the duties and responsibilities assigned in this AGREEMENT, willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or final cease-and-desist order, conviction of a felony or for fraud or embezzlement, or material breach of any provision of this AGREEMENT (collectively, "JUST CAUSE"), the EMPLOYEE shall not receive, and shall have no right to receive, any compensation or other benefits for any period after such termination.

     (c)     Termination Other Than for JUST CAUSE.  In the event that the
             -------------------------------------
employment of the EMPLOYEE is terminated by the EMPLOYER or is terminated by the EMPLOYEE in accordance with Section 4(a)(ii) of this AGREEMENT before the expiration of the TERM other than for JUST CAUSE, the EMPLOYER shall be obligated (A) to pay to the EMPLOYEE, her designated beneficiaries or her estate in one lump sum due within one month following such termination an amount equal to the salary to which the EMPLOYEE is entitled for the remainder of the TERM pursuant to Section 3 of this AGREEMENT.

     (d)     Death of the EMPLOYEE.  The TERM shall automatically terminate
             ---------------------
upon the death of the EMPLOYEE. In the event of such death, the EMPLOYEE's estate shall be entitled to receive the compensation due the EMPLOYEE through the last day of the calendar month in which the death occurred, except as otherwise specified herein.

     5.     Consolidation, Merger or Sale of Assets.  Nothing in this
            ---------------------------------------
AGREEMENT shall preclude the EMPLOYER from consolidating with, merging into, or transferring all, or substantially all, of its assets to another corporation. If an acquiring or surviving corporation does not agree to assume all of the EMPLOYER's obligations and undertakings hereunder, the EMPLOYER shall pay to the EMPLOYEE, her designated beneficiary or her estate before closing the amount specified in Section 4(c) of this AGREEMENT. Upon such a consolidation, merger or transfer of assets, the term "EMPLOYER," as used herein, shall mean such other corporation or entity, and this AGREEMENT shall continue in full force and effect.

     6.     Covenants Not to Compete or Solicit.
            -----------------------------------

     (a)    Covenant Not to Compete.  Commencing on the date of the
            -----------------------
EMPLOYEE's termination of employment by EMPLOYER and ending on the tenth anniversary thereof (the "RESTRICTED COMPETITION PERIOD"), the EMPLOYEE agrees that she shall not, and shall not permit any of her AFFILIATES (hereinafter defined), alone, together or in association with others, either as principal, agent, owner, shareholder, officer, director, partner, lender, investor, independent contractor, consultant or in any other capacity, to engage in, have a financial interest in or be in any way connected or affiliated with, or render advice or services to any natural person, organization or entity of any type that engages in any activity which would compete in any way in Clark County, Ohio, or any county contiguous to Clark County, Ohio, with the business operated by the EMPLOYER of selling as agent insurance of all types. For purposes of this Section 6, an "AFFILIATE" of a person shall mean (i) any natural person, organization or entity of any type that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified person; (ii) any relative or spouse of such person, or any relative of such spouse, any one of whom has the same home as such person; (iii) any trust or estate in which such person or any of the persons specified in (ii) collectively own ten percent or more of the total beneficial interest or of which any of such persons serve as trustee, executor or in any similar capacity; or (iv) any corporation or other organization in which such person or any of the persons specified in (ii) are the beneficial owners collectively of ten percent or more of any class of equity securities or ten percent or more of the equity interest. For purposes of the definition of the term "AFFILIATE," "control" means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. The provision of financial planning services or the sale as agent or broker of securities, other than the sale of insurance products or the referral of persons to an insurance agency competing with the EMPLOYER, will not be deemed to be competition with the business of the EMPLOYER for purposes of this
Section 6.

     (b)     Covenant Not to Solicit.  During the RESTRICTED COMPETITION
             -----------------------
PERIOD, the EMPLOYEE further agrees that she will not, and will not permit any AFFILIATE, directly or indirectly, to solicit, divert, take away or interfere with, or attempt to solicit, divert, take away or interfere with, the relationship of the EMPLOYER with any person who is or was, at any time commencing two years immediately before the date of this AGREEMENT and ending on the date of termination of the EMPLOYEE's employment with EMPLOYER, a customer, employee or supplier of the EMPLOYER, Home City Federal Savings Bank of Springfield ("Home City"), a wholly owned subsidiary of Home City Financial Corporation ("HCFC"), or any company acquired by Home City or HCFC during the period commencing on the date of this AGREEMENT and ending on the date of termination of the EMPLOYEE's employment with EMPLOYER.

     (c)     Interpretation of Covenants.  The parties to this AGREEMENT
             ---------------------------
acknowledge and agree that the duration and area for which the covenant not to compete and the covenant not to solicit are to be effective are fair and reasonable and are reasonably required for the protection of the business of the EMPLOYER. In the event that any court determines that the time period or the area, or both of them, are unreasonable as to any covenant and that such covenant is to that extent unenforceable, the parties hereto agree that the covenant shall remain in full force and effect for the greatest time period and in the greatest area that would not render it unenforceable. The parties intend that each covenant shall be deemed to be a series of separate covenants, one for each and every county of each and every state of the United States of America and one for each and every political subdivision of each and every other country in which the covenant not to compete or other covenant is intended to be effective and is not proscribed by law.

     (d)     Waiver of Defense.  The EMPLOYEE hereby expressly waives any
             -----------------
objection to or defense in respect of the geographical scope or duration of the restriction on competition and other covenants for the protection of the business of the EMPLOYER provided in this Section 6.

     7.     Confidential Information.  The EMPLOYEE acknowledges that during
            ------------------------
her employment she will learn and have access to confidential information regarding the EMPLOYER and its customers and businesses. The EMPLOYEE agrees and covenants, during the term of this AGREEMENT and thereafter, not to disclose or use for his own benefit, or the benefit of any other person or entity, any confidential information, unless or until the EMPLOYER consents to such disclosure or use, or such information becomes common knowledge in the industry or is otherwise legally in the public domain or the EMPLOYEE is required to disclose such information by a court of law. The EMPLOYEE shall not, during the term of this AGREEMENT and thereafter, knowingly disclose or reveal to any unauthorized person any confidential information relating to the EMPLOYER, its parent, subsidiaries or affiliates, or to any of the businesses operated by them, and the EMPLOYEE confirms that such information constitutes the exclusive property of the EMPLOYER. The EMPLOYEE shall not otherwise knowingly act or conduct herself (a) to the material detriment of the EMPLOYER, its subsidiaries, or affiliates, or (b) in a manner which is inimical or contrary to the interests of the EMPLOYER.

     8.     Equitable Remedies.  The parties hereto acknowledge and agree that
            ------------------
the EMPLOYEE's obligations contained in this AGREEMENT are of special and unique character which give them a peculiar value to the EMPLOYER and that

EMPLOYER will suffer immediate and irreparable harm to its good will and business which will not be compensable by damages alone in the event the EMPLOYEE repudiates or breaches the provisions hereof or threatens or attempts to do so. The EMPLOYEE, therefore, expressly agrees that, in addition to any other rights or remedies that the EMPLOYER may have at law or in equity or by reason of any other agreement, the EMPLOYER shall be entitled to obtain a temporary, preliminary and/or permanent injunction in order to prevent or restrain any such breach by the EMPLOYEE or any partner, agent, representative, employer, employee and/or any other persons acting directly or indirectly, in concert or in participation with the EMPLOYEE.

     9.     Nonassignability.  Neither this AGREEMENT nor any right or
            ----------------
interest hereunder shall be assignable by the EMPLOYEE, her beneficiaries or her legal representatives without the EMPLOYER's prior written consent; provided, however, that nothing in this Section 9 shall preclude (a) the EMPLOYEE from designating a beneficiary or her estate to receive any benefits payable hereunder upon her death, or (b) the executors, administrators, or other legal representatives of the EMPLOYEE or her estate from assigning any rights hereunder to the person or persons entitled thereto.

     10.     No Attachment.  Except as required by law, no right to receive
             -------------
payment under this AGREEMENT shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge or hypothecation or to execution, attachment, levy, or similar process of assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

     11.     Binding Agreement.  This AGREEMENT shall be binding upon, and
             -----------------
inure to the benefit of, the EMPLOYEE and the EMPLOYER and their respective permitted successors and assigns.

     12.     Amendment of AGREEMENT.  This AGREEMENT may not be modified or
             ----------------------
amended, except by an instrument in writing signed by the parties hereto.

     13.     Waiver.  No term or condition of this AGREEMENT shall be deemed
             ------
to have been waived, nor shall there be an estoppel against the enforcement of any provision of this AGREEMENT, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver, unless specifically stated therein, and each waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than the act specifically waived.

     14.     Severability.  If, for any reason, any provision of this
             ------------
AGREEMENT is held invalid, such invalidity shall not affect the other provisions of this AGREEMENT not held so invalid, and each such other provision shall, to the full extent consistent with applicable law, continue in full force and effect. If this AGREEMENT is held invalid or cannot be enforced, then any prior Agreement between the EMPLOYER (or any predecessor thereof) and the EMPLOYEE shall be deemed reinstated to the full extent permitted by law, as if this AGREEMENT had not been executed.

     15.     Headings.  The headings of the paragraphs herein are included
             --------
solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this AGREEMENT.

     16.     Governing Law; Regulatory Authority.  This AGREEMENT has been
             -----------------------------------
executed and delivered in the State of Ohio and its validity, interpretation, performance and enforcement shall be governed by the laws of the State of Ohio, except to the extent that federal law is governing.

     17.     Effect of Prior Agreements.  This AGREEMENT contains the entire
             --------------------------
understanding between the parties hereto and supersedes any prior employment agreement between the EMPLOYER or any predecessor of the EMPLOYER and the EMPLOYEE.

     18.     Notices.  Any notice or other communication required or permitted
             -------
pursuant to this AGREEMENT shall be deemed delivered if such notice or communication is in writing and is delivered personally or by facsimile transmission or is deposited in the United States mail, postage prepaid, addressed as follows:

     If to the EMPLOYER:

     Home City Insurance Agency, Inc.
     1110 N. Plum Street
     Springfield, Ohio 45504
     Attention: Mr. Douglas L. Ulery

     If to the EMPLOYEE:

     Ms. Teresa Rinker
     3804 Summerford Road
     South Charleston, Ohio 45368

     IN WITNESS WHEREOF, the parties hereto have caused this AGREEMENT to be executed by their duly authorized officers or have signed this AGREEMENT, each as of the day and year first above written.

Attest:                                       HOME CITY INSURANCE AGENCY, INC.


__________________________                    By _____________________________
                                                 Douglas L. Ulery

Attest:

__________________________                        _____________________________
                                                  Teresa Rinker

                                     EXHIBIT 2

                                       LEASE
                                       -----

     This Lease (the "Lease") is entered into this ____ day of ___________, 2000, by and between Kenneth Richard Rice, a natural person residing at 537 Rensselaer Street, Springfield, Ohio 45503, and V. Carol Rice, a natural person residing at _____________ in Springfield, Ohio (collectively, "Landlord"), and Home City Insurance Agency, Inc., a wholly-owned subsidiary of Home City Financial Corporation and an Ohio corporation with its principal executive offices located at 63 W. Main Street, Springfield, Ohio 45502 ("Tenant").

                                   WITNESSETH:

     In consideration of all the rentals hereinafter reserved and the covenants and agreements hereinafter set forth, the parties agree as follows:

     1.     Lease of Premises.  Landlord does hereby lease unto Tenant, and
            -----------------
Tenant does hereby take and lease from Landlord, the building located at 1110
N. Plum Street, Springfield, Ohio 45504 (the "Leased Premises"), for the term, at the rent, and upon and subject to the terms and conditions hereinafter stated.

     The lease of the Leased Premises shall include the right to use all personal property located in the building on __________, 2000, including, but not limited to, computers and furnishings.

     2.     Term.  This Lease shall terminate one year from the date first set
            ----
forth above, provided that Tenant shall have the right to renew this Lease for up to three consecutive one-year terms by providing notice to Landlord at least 60 days before the expiration of the then current term.

     3.     Surrender of Possession.  Upon the expiration or earlier
            -----------------------
termination of this Lease, Tenant shall peaceably and quietly leave and surrender the Leased Premises to the Landlord, broom clean and in good order, condition and repair, except for reasonable wear and tear and damage by the elements of fire, acts of God, earthquake, insurrection, riot, invasion, commotion or acts of any military power.

     4.     Holding Over.  In the event that Tenant shall not immediately
            ------------
surrender the Leased Premises at the expiration or prior termination of this Lease, Tenant shall become a month-to-month tenant at 110% of the monthly rent in effect during the last month of the then current term of this Lease, commencing with the first day next after the expiration of the term of this Lease. Tenant shall continue to be subject to all of the terms, conditions, covenants and agreements of this Lease.

     5.     Rental Payment.  Tenant covenants to pay to Landlord monthly rent
            --------------
in the amount of $1,800.00 on the ____________ day of each month for the first year of the term of this Lease. If Tenant renews this Lease as provided in
Section 2, then each year the rental payment shall be adjusted annually to an amount equal to the product obtained by multiplying the rental for the immediately prior year by a fraction, the numerator of which shall be the CPI-U (defined hereinafter) for the 11th calendar month of the immediately prior lease year, and the denominator of which shall be the CPI-U for the 11th calendar month of the year prior to the immediately prior lease year. The CPI-U shall mean the "Consumer Price Index-Seasonally Adjusted U.S. City Average for All Items for All Urban Consumers, (1982-84 = 100)," published monthly in the "Monthly Labor Review" of the Bureau of Labor Statistics of the United States Department of Labor. If the base year "(1982-84 = 100)" or other base year used in computing the CPI-U is changed, the figures used in making the computation above shall be changed accordingly, so that all increases in such price index are taken into account notwithstanding any such change in the base year.

     For example, assume that this Lease was effective on August 1, 1999. The 11th month of this Lease Term would have been June 2000. The CPI-U for June 2000 was 172.3, and the
CPI-U for June 1999 was 166.2. The rental payment would be adjusted as follows:

     $1,800 times (172.3 divided by 166.2) = $1,800 times 1.0367 = $1,866.06

     6.     Use of Leased Premises.  Tenant may use the Leased Premises for
            ----------------------
any lawful purpose and shall conduct business thereon without criminal violation.

     Tenant shall not commit, nor allow to be committed, in, on or about the Leased Premises, any act of waste, including any act that might deface, damage or destroy the Leased Premises or any part thereof; use or permit to be used on the Leased Premises any hazardous substance, equipment or other thing that might cause injury to person or property or increase the danger of fire or other casualty in, on or about the Leased Premises; permit any objectionable or offensive noises or odors to be emitted from the Leased Premises; or do anything or permit anything to be done, that would, in Landlord's reasonable opinion, disturb or tend to disturb other occupants in the Leased Premises.

     Tenant shall not use the Leased Premises, or allow the Leased Premises to be used, for any purpose or in any manner that would, in Landlord's opinion, invalidate any policy of insurance now or hereafter carried on the Leased Premises or increase the rate of premiums payable on any such insurance policy. Should Tenant fail to comply with this covenant, Landlord may, at its option, require Tenant to stop engaging in such activity or to reimburse Landlord as additional rent for any increase in premiums charged during the term of this Lease for the insurance carried by Landlord on the Leased Premises and attributable to the use being made of the Leased Premises by Tenant.

     7.     Access to and Inspection of the Premises.  Landlord, its employees
            ----------------------------------------
and agents and any mortgagee of the building shall have the right to enter any part of the Leased Premises during Tenant's business hours, upon 24 hours' prior notice, for the purpose of examining or inspecting the same, showing the same to prospective purchasers, mortgagees, or tenants and for making such repairs, alterations or improvements to the Leased Premises as Landlord may deem necessary or desirable, provided such entry does not interfere with Tenant's business. Notwithstanding the foregoing, in the event of an emergency, Landlord may enter the Leased Premises at any time after attempt to notify Tenant reasonable under the circumstances.

     8.     Maintenance, Repairs and Taxes.  Landlord agrees and covenants at
            ------------------------------
its own cost and expense to maintain the interior and exterior of the Leased Premises in good condition and repair, including but not limited to all mechanical systems, glass, roof, structure, and HVAC system, and to pay all property taxes levied on the Leased Premises. Tenant agrees and covenants at its own cost and expense to be responsible for routine cleaning of the interior, snow removal and landscape maintenance.

     9.     Utilities.  Tenant shall be responsible for payment of all utility
            ---------
charges for service to the Leased Premises.

     10.    Interruption of Services.  Tenant understands and acknowledges
            ------------------------
that any one or more of the utilities serving the Leased Premises may be interrupted by reason of accident, emergency or other causes beyond Landlord's control. Landlord does not represent or warrant the uninterrupted availability of such utilities or services. Any such interruption shall not be deemed an eviction or disturbance of Tenant's right to possession, occupancy and use of the Leased Premises or any part thereof, or render Landlord liable to Tenant for damages by abatement of rent or otherwise, or relieve Tenant from the obligation to perform its covenants under this Lease, including the payment of rent, unless such interruption continues for more than five (5) business days, in which case Tenant may terminate this Lease.

     11.     Casualty Insurance.  Landlord shall be responsible for insuring
             ------------------
and shall at all times during the term of this Lease carry a policy of insurance which insures the Leased Premises against loss or damage by fire or other casualty deemed appropriate by Landlord; provided, however, that Landlord shall not be responsible for, and shall not be obligated to insure against, any loss of or damage to any personal property of Tenant or which Tenant may have on the Leased Premises or any trade fixtures installed by or paid for by Tenant on the Leased Premises or any additional improvements which Tenant may construct on the Leased Premises or for Tenant's business interruption.

     12.     Damage or Destruction.  Landlord shall be required to repair any
             ---------------------
and all damage and destruction which occurs at the Leased Premises during Tenant's occupancy, except damage or destruction caused by the willful, grossly negligent or negligent conduct of Tenant or its employees, agents, servants or representatives. If more than 25% of the Leased Premises are damaged or destroyed, such damage or destruction cannot be repaired by Landlord within thirty (30) days and such damage was not caused by Tenant or its employees, agents, servants or representatives, Tenant shall be permitted to terminate this Lease by giving written notice to Landlord. Such termination shall be effective immediately upon delivery of the notice to Landlord.

     13.     Alterations and Improvements.  Tenant shall be permitted to make
             ----------------------------
any alterations and improvements to the Leased Premises as Tenant desires, the cost of which does not exceed $20,000, without Landlord's consent. For alterations and improvements in excess of $20,000, Tenant must obtain prior approval from Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Except as otherwise agreed in writing by the Landlord and the Tenant, such alterations and improvements shall be removed prior to termination of this Lease, and the Leased Premises shall be returned substantially to the condition of the Leased Premises at the commencement of this Lease.

     14.     Successors and Assigns.  This Lease and the respective rights and
             ----------------------
obligations of the parties hereto shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto as well as the parties themselves; provided, however, that Landlord, its successors and assigns shall be obligated to perform Landlord's covenants under this Lease only during and in respect to their respective periods of ownership during the term of this Lease.

     15.     Assignment and Subletting.  Tenant may assign or transfer this
             -------------------------
Lease or sublet or rent (or permit occupancy or use of) the Leased Premises, or any part thereof, to any party or entity related to or in any way controlling, controlled by or under common control with Tenant without obtaining the prior written consent of Landlord. For purposes of this Section 15, "control" means the ability to elect a majority of the Board of Directors. Any other assignment, sublease or transfer shall require the prior consent of Landlord, which shall not be unreasonably withheld.

     16.     Option to Purchase.  Tenant shall have a right at any time within
             ------------------
the original term of this Lease or within the first two renewal periods of this Lease, if any, to purchase the Lease Premises at a price of $166,000. Landlord agrees to execute an appropriate memorandum of lease evidencing the option, in the form attached hereto as Exhibit A, which may be recorded at any time by Tenant.

     17.     Invalid Provisions.  If any provision of this Lease shall be held
             ------------------
to be invalid, void or unenforceable, the remaining provisions hereof shall not be affected or impaired, and such remaining provisions shall remain in full force and effect.

     18.     Section Headings.  The topical headings of the several sections
             ----------------
of this Lease are inserted only as a matter of convenience and reference, and do not affect, define, limit or describe the scope or intent of this Lease.

     19.     Rent Payments and Notices.  Rent payments required pursuant to
             -------------------------
this Lease shall be made payable to V. Carol Rice and shall be deemed paid to Landlord if delivered to V. Carol Rice at 3156 Derr Road, Springfield, Ohio 45503. Any notice or other communication required or permitted pursuant to this Lease shall be deemed delivered if such notice or communication is in writing and is delivered personally or by facsimile transmission or is deposited in the United States mail, postage prepaid, addressed as follows:

     If to Tenant:

     Home City Insurance Agency, Inc.
     63 W. Main Street
     Springfield, Ohio 45502
     Attention: Mr. Douglas L. Ulery

     If to Landlord:

     Mr. Kenneth Richard Rice
     537 Rensselaer Street
     Springfield, Ohio  45503


     IN WITNESS WHEREOF, the parties have executed this Lease with the intent that they be legally bound as of the date first above written.


                                           TENANT:

______________________________________     HOME CITY INSURANCE AGENCY, INC.
______________________________________
print name

______________________________________
______________________________________     By:_______________________________
print name:                                Title:____________________________



                                            LANDLORD:

_______________________________________
_______________________________________
print name:

_______________________________________
_______________________________________     By: ______________________________
print name:                                     K. Richard Rice


_______________________________________
_______________________________________
print name:

________________________________________     By:______________________________
________________________________________        V. Carol Rice
print name:

STATE OF ____________  :
                       :  SS.
COUNTY OF __________   :

     The foregoing instrument was acknowledged before me this ____ day of ____________, 2000, by __________________________, the ___________________ of
Home City Insurance Agency, Inc., on behalf of the agency.


                                          -------------------------------
                                          Notary Public

                                          My Commission Expires:__________
STATE OF ____________  :
                       :  SS.
COUNTY OF __________   :

     The foregoing instrument was acknowledged before me this ____ day of ____________, 2000, by K. Richard Rice, a natural person.


                                          ---------------------------------
                                          Notary Public

                                          My Commission Expires:___________

STATE OF ____________  :
                       :  SS.
COUNTY OF __________   :


     The foregoing instrument was acknowledged before me this ____ day of ____________, 2000, by V. Carol Rice, a natural person.


                                            _____________________________
                                            Notary Public

                                            My Commission Expires:________

This instrument prepared by:

Cynthia A. Shafer
Vorys, Sater, Seymour and Pease LLP
221 East Fourth Street
Suite 2100, Atrium Two
Cincinnati, Ohio  45202

                                 EXHIBIT A
                                 ---------

                              MEMORANDUM OF LEASE
                              -------------------


          THIS INSTRUMENT is a Memorandum of Lease pursuant to which Kenneth Richard Rice and V. Carol Rice, natural persons residing in Springfield, Ohio, (hereinafter and in said Lease referred to as "Landlord") has leased to Home City Insurance Agency, Inc., (hereinafter and in said Lease referred to as "Tenant"), the certain premises generally known as 1110 N. Plum Street, Springfi eld, Ohio, being situated upon real property which is more particularly described on Exhibit A, which is attached hereto and hereby made a part hereof (the "Premises").

          The address of Landlord as set forth in said Lease is 537 Rensselaer Street, Springfield, Ohio 45503. The address of Tenant as set forth in said Lease is 63 W. Main Street, Springfield, Ohio 45502.

          Pursuant to the terms of said Lease, Landlord has leased to Tenant the Premises, together with the easements, rights and appurtenances thereunto belonging or appertaining, and together with the buildings, structures, fixtures and other improvements now or hereafter existing thereon, and all additions and accessions thereto, substitutions therefor and replacements thereof permitted by said Lease.

          Said Lease was executed by Landlord and Tenant on ____________________, 2000 (the "Commencement Date"), and is for a term of one
(1) year, which shall commence on the Commencement Date and shall terminate on ___________________, 2001. Further, said Lease provides for three (3) renewal terms of one (1) year each.

          Landlord acquired title to the Premises by an instrument recorded in the Recorder's Office of Clark County, Ohio, Inst. No. 9600009878, Vol. 574, Page 141.

          Tenant has an option to purchase the Premises at any time during the initial term or during the first two renewal terms.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum of Lease at _______________________ this ___ day of ___________,
2000.


Signed and acknowledged
in the presence of:

__________________________________
__________________________________        __________________________________
Print Name:                               Kenneth Richard Rice

__________________________________
__________________________________
Print Name:

__________________________________
__________________________________         __________________________________
Print Name:                                V. Carol Rice

__________________________________
__________________________________
Print Name:




____________________________________         HOME CITY INSURANCE AGENCY, INC.
____________________________________
Print Name:
____________________________________
____________________________________          By:______________________________
Print Name:                                   Its:_____________________________


STATE OF _____________     :
                           :  ss.
COUNTY OF ___________      :


          The foregoing instrument was acknowledged before me this _____ day of ______________, 2000, by Kenneth Richard Rice.


                                                  ______________________________
                                                  Notary Public

STATE OF _____________     :
                           :  ss.
COUNTY OF ___________      :


          The foregoing instrument was acknowledged before me this _____ day of ______________, 2000, by V. Carol Rice.



                                                  _____________________________
                                                  Notary Public

STATE OF _____________     :
                           :  ss.
COUNTY OF ___________      :


          The foregoing instrument was acknowledged before me this _____ day of ______________, 2000, by __________________________, the
_____________________ of Home City Insurance Agency, Inc., an Ohio corporation, on behalf of the corporation.




                                                   _____________________________
                                                   Notary Public




This instrument prepared by and after
recording return to:

Cynthia A. Shafer
Vorys, Sater, Seymour and Pease LLP
Suite 2100, Atrium Two
221 East Fourth Street
P.O. Box 0236
Cincinnati, Ohio  45201-0236

                                     EXHIBIT 3

Safeco
Indiana GRE
Westfield
Citizens Ins. Co. (Howell, MI)
Preferred Mutual Ins. Co.
Progressive
Great Oaks Ins. Co.
Guideone
Western Surety (CNA Insurance)
Burnham & Flowers
Great American Collectors Insurance Co.
Golden Rule Insurance Co.
Safeco Life Insurance Co.
American States Life Insurance Co.
Ohio Fair Plan Underwriting Assoc.
Fortis
Washington Nation
Central United Life Insurance Co.
Community Insurance Co.
Foremost Insurance Co.
Burns & Wilcox
First Community
Market Finders
Personal Service Insurance Co.
Bolton & Company

                                    EXHIBIT 4

                            AGREEMENT NOT TO COMPETE
                            ------------------------


          THIS AGREEMENT NOT TO COMPETE (this "AGREEMENT") is made and entered into this ____ day of ____________, 2000, by and between Home City Insurance Agency, Inc., an Ohio corporation ("HOME CITY AGENCY"), and Kenneth Richard Rice, an individual residing in Springfield, Ohio ("KRR").

                                W I T N E S S E T H:
                                -------------------

     WHEREAS, HOME CITY AGENCY, KRR, Home City Financial Corporation ("HOME CITY FINANCIAL") and Rice Insurance Agency, Inc. ("RICE AGENCY"), executed effective ______________, 2000, an Asset Sale and Purchase Agreement providing for the sale of the book of business of RICE AGENCY to HOME CITY AGENCY;

     WHEREAS, HOME CITY AGENCY expects to employ KRR from the effective date of the transfer of the book of business of RICE AGENCY to HOME CITY AGENCY until June 1, 2003;

     WHEREAS, in connection with that transfer of business, HOME CITY FINANCIAL deemed it important to the continued operation of that business that KRR not compete with HOME CITY AGENCY in the business of selling insurance as agent upon the conclusion of the employment of KRR by HOME CITY AGENCY; and

     WHEREAS, the parties to this AGREEMENT desire to set forth the understanding of the parties hereto with respect to restrictions on KRR's competition with HOME CITY AGENCY upon the termination of employment of KRR by HOME CITY AGENCY;

     NOW, THEREFORE, in consideration of the premises and intending to be legally bound hereby, KRR and HOME CITY AGENCY hereby agree as follows:

     1.     Covenant Not to Compete.  Commencing on the date first set forth
            -----------------------
above and ending on the tenth anniversary of the termination of KRR's employment by HOME CITY AGENCY (the "RESTRICTED COMPETITION PERIOD"), KRR agrees that he shall not, and shall not permit any of his AFFILIATES (hereinafter defined), alone, together or in association with others, either as principal, agent, owner, shareholder, officer, director, partner, lender, investor, independent contractor, consultant or in any other capacity, to engage in, have a financial interest in or be in any way connected or affiliated with, or render advice or services to any natural person, organization or entity of any type that engages in any activity which would compete in any way in Clark County, Ohio, or any county contiguous to Clark County, Ohio, with the business operated by the HOME CITY AGENCY of selling as an agent insurance of any type being sold by HOME CITY AGENCY at the time of termination of KRR's employment by HOME CITY AGENCY or actively being considered for sale by HOME CITY AGENCY at the time of termination of KRR's employment by HOME CITY AGENCY. For purposes of this AGREEMENT, an

"AFFILIATE" of a person shall mean (i) any natural person, organization or entity of any type that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified person; (ii) any relative or spouse of such person, or any relative of such spouse, any one of whom has the same home as such person;
(iii) any trust or estate in which such person or any of the persons specified in (ii) collectively own ten percent or more of the total beneficial interest or of which any of such persons serve as trustee, executor or in any similar capacity; or (iv) any corporation or other organization in which such person or any of the persons specified in (ii) are the beneficial owners collectively of ten percent or more of any class of equity securities or ten percent or more of the equity interest. For purposes of the definition of the term "AFFILIATE," "control" means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. The provision of financial planning services or the sale as agent or broker of securities, other than the sale of insurance products or the referral of persons to an insurance agency competing with HOME CITY AGENCY, will not be deemed to be competition with the business of the HOME CITY AGENCY for purposes of this AGREEMENT.

     2.     Covenant Not to Solicit.  During the RESTRICTED COMPETITION PERIOD,
            -----------------------
KRR further agrees that he will not, and will not permit any AFFILIATE, directly or indirectly, to solicit, divert, take away or interfere with, or attempt to solicit, divert, take away or interfere with, the savings association, banking, insurance or investment relationship of HOME CITY AGENCY with any person who is or was (i) at any time commencing two years immediately before the date of this AGREEMENT and ending on the date of termination of KRR's employment with HOME CITY AGENCY, a customer, employee or supplier of RICE AGENCY or (ii) commencing on the date of this AGREEMENT and ending on the date of termination of KRR's employment with HOME CITY AGENCY, a customer, employee or supplier of HOME CITY AGENCY, Home City Federal Savings Bank of Springfield ("HOME CITY BANK"), a wholly owned subsidiary of HOME CITY FINANCIAL, or any company acquired by HOME CITY BANK or HOME CITY FINANCIAL during the period commencing on the date of this AGREEMENT and ending on the date of termination of the KRR's employment with HOME CITY AGENCY.

     3.     Confidential Information.  KRR acknowledges that during his
            ------------------------
employment he will learn and have access to confidential information regarding HOME CITY AGENCY and its customers and businesses. KRR agrees and covenants, during the term of this AGREEMENT and thereafter, not to disclose or use for his own benefit, or the benefit of any other person or entity, any confidential information, unless or until HOME CITY AGENCY consents to such disclosure or use, such information becomes common knowledge in the industry or is otherwise legally in the public domain or KRR is required to disclose such information by a court of law. KRR shall not, during the term of this AGREEMENT and thereafter, knowingly disclose or reveal to any unauthorized person any confidential information relating to HOME CITY AGENCY, its parent, subsidiaries or affiliates, or to any of the businesses operated by them, and KRR confirms that such information constitutes the exclusive property of HOME CITY AGENCY. KRR shall not otherwise knowingly act or conduct himself (a) to the material detriment of HOME CITY AGENCY, its subsidiaries, or affiliates, or (b) in a manner which is inimical or contrary to the interests of HOME CITY AGENCY.

     4.     Payments to KRR.  In consideration and exchange for the covenants,
            ---------------
agreements and releases set forth in this AGREEMENT, HOME CITY AGENCY shall pay to KRR the following:

     a. The sum of $390,000, payable in ten annual installments of $39,000 due on June 1 of each year commencing with the first payment due on June 1, 2003, and

     b. On the first of each month commencing with the first full month after ____________ [the effective date of the closing of the asset sale] and ending on June 1, 2003, $_______ [an amount equivalent to interest on $390,000 at the rate being paid by HOME CITY BANK on a 24-month certificate of deposit purchased at the time of the effective date of the asset sale].

5.     Interpretation of Covenants and Remedies.  The parties to this
       ----------------------------------------
AGREEMENT acknowledge and agree that the duration and area for which the covenant not to compete and the covenant not to solicit are to be effective are fair and reasonable and are reasonably required for the protection of the business of HOME CITY AGENCY. In the event that any court determines that the time period or the area, or both of them, are unreasonable as to any covenant and that such covenant is to that extent unenforceable, the parties hereto agree that the covenant shall remain in full force and effect for the greatest time period and in the greatest area that would not render it unenforceable. The parties intend that each covenant shall be deemed to be a series of separate covenants, one for each and every county of each and every state of the United States of America in which the covenant not to compete or other covenant is intended to be effective and is not proscribed by law.

The parties further agree that in the event that any court determines, upon request by KRR or any AFFILIATE of KRR, that the time period is unreasonable as to any covenant and that such covenant is to that extent unenforceable, then payments pursuant to Section 4 of this Agreement shall cease for the portion of the RESTRICTED COMPETITION PERIOD with respect to which this AGREEMENT is not enforceable. The cessation of payments shall be in addition to any remedies available to HOME CITY AGENCY for a breach of any provision of this AGREEMENT by KRR. In the event that any court determines, upon request by anyone other than KRR or any AFFILIATE of KRR, that the time period is unreasonable as to any covenant and that such covenant is to that extent unenforceable, then payments pursuant to Section 4 of this Agreement shall not cease for the portion of the RESTRICTED COMPETITION PERIOD with respect to which this AGREEMENT is not enforceable.

     The parties hereto acknowledge and agree that KRR's obligations contained in this AGREEMENT are of special and unique character which give them a peculiar value to HOME CITY AGENCY and that HOME CITY AGENCY will suffer immediate and irreparable harm to its good will and business which will not be compensable by damages alone in the event KRR repudiates or breaches the provisions hereof or threatens or attempts to do so. KRR, therefore, expressly agrees that, in addition to any other rights or remedies that HOME CITY AGENCY may have at law or in equity or by reason of any other agreement, HOME CITY AGENCY, HOME CITY FINANCIAL or HOME CITY BANK shall be entitled to obtain a temporary, preliminary and/or permanent injunction in order to prevent or restrain any such breach by KRR or any partner, agent, representative, employer, employee and/or any other persons acting directly or indirectly, in concert or in participation with KRR.

     6.     Nonassignability.  Neither this AGREEMENT nor any right or
            ----------------
interest hereunder shall be assignable by KRR, his beneficiaries or his legal representatives without HOME CITY AGENCY's and HOME CITY BANK's prior written consent; provided, however, that nothing in this Section 6 shall preclude (a) KRR from designating a beneficiary to receive any benefits payable hereunder upon his death, or (b) the executors, administrators, or other legal representatives of KRR or his estate from assigning any rights hereunder to the person or persons entitled thereto.

     7.     No Attachment.  Except as required by law, no right to receive
            -------------
payment under this AGREEMENT shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge or hypothecation or to execution, attachment, levy, or similar process of assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

     8.     Binding Agreement.  This AGREEMENT shall be binding upon, and
            -----------------
inure to the benefit of, KRR, HOME CITY AGENCY, HOME CITY FINANCIAL and HOME CITY BANK and their respective permitted successors and assigns.

     9.     Amendment of AGREEMENT.  This AGREEMENT may not be modified or
            ----------------------
amended, except by an instrument in writing signed by the parties hereto.

     10.     Waiver.  No term or condition of this AGREEMENT shall be deemed
             ------
to have been waived, nor shall there be an estoppel against the enforcement of any provision of this AGREEMENT, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver, unless specifically stated therein, and each waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than the act specifically waived.

     11.     Severability.  If, for any reason, any provision of this
             ------------
AGREEMENT is held invalid, such invalidity shall not affect the other provisions of this AGREEMENT not held so invalid, and each such other provision shall, to the full extent consistent with applicable law, continue in full force and effect.

     12.     Headings.  The headings of the paragraphs herein are included
             --------
solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this AGREEMENT.

     13.     Governing Law; Regulatory Authority.  This AGREEMENT has been
             -----------------------------------
executed and delivered in the State of Ohio and its validity, interpretation, performance and enforcement shall be governed by the laws of the State of

Ohio, except to the extent that federal law is governing.

     14.     Effect of Prior Agreements.  This AGREEMENT contains the entire
             --------------------------
understanding between the parties hereto and supersedes any prior noncompetition agreement between RICE AGENCY or any predecessor of RICE AGENCY and KRR.

     15.     Notices.  Any notice or other communication required or permitted
             -------
pursuant to this AGREEMENT shall be deemed delivered if such notice or communication is in writing and is delivered personally or by facsimile transmission or is deposited in the United States mail, postage prepaid, addressed as follows:

     If to HOME CITY AGENCY, HOME CITY FINANCIAL or HOME CITY BANK:

     Home City Federal Savings Bank of Springfield
     63 W. Main Street
     Springfield, Ohio 45502
     Attention: President

     If to KRR:

     Mr. Kenneth Richard Rice
     537 Rensselaer Street
     Springfield, Ohio 45503


IN WITNESS WHEREOF, the parties hereto have caused this AGREEMENT to be executed by their duly authorized officers or have signed this AGREEMENT, each as of the day and year first above written.


Attest:                                      HOME CITY INSURANCE AGENCY, INC.

________________________________             By_______________________________
                                               Douglas L. Ulery
                                               President

Attest:


________________________________               _______________________________
                                                Kenneth Richard Rice

                                     EXHIBIT 5

     1.  Rice Insurance Agency, Inc.
     2.  Rice Insurance Agency
     3.  Rice Agency
     4.  Picture of Building at 1110 N. Plum Street, Springfield, Ohio 45503




            DRIVE-IN INSURANCE AGENCY
           "It's a Pleasure I Insure You"

                                      EXHIBIT 7


EXPENSES TO BE REIMBURSED PRO RATA BASED ON PORTION OF YEAR ELAPSED:

     1. Errors and Omissions Insurance from Westport Insurance for period from August 4, 2000, to August 4, 2001 -- Annual Premium of $2,688

     2. Annual Dues to the Independent Insurance Agents of Ohio & USA from July 1, 2000, to July 1, 2001 -- $1,000

EXPENSES TO BE REIMBURSED IN FULL:

     1.  60 Monthly Desk Plan Organizers for 2001             $434.49
     2.  60 Executive Large Am. Charm Calendars for 2001       575.65
     3.  300 Moneyshines Calendars for 2001                    683.78
     4.  200 Desk Calendars for 2001                           435.96





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